DELAWARE POOLED® TRUST
The Global Real Estate Securities Portfolio

Supplement to The Global Real Estate Securities Portfolio’s Statutory Prospectuses
dated February 28, 2012

On May 23, 2012, the Board of Trustees responsible for The Global Real Estate Securities Portfolio (the "Reorganizing Fund") approved a proposal to reorganize the Reorganizing Fund with and into a newly organized fund, Delaware Global Real Estate Opportunities Fund (the "Acquiring Fund"), a series of Delaware Group® Adviser Funds. The Acquiring Fund will not commence operations until following the reorganization.

The Reorganizing Fund’s investment objective and policies are substantially similar to those of the Acquiring Fund. Both the Reorganizing Fund and the Acquiring Fund seek maximum long-term total return through a combination of current income and capital appreciation.

The Board of Trustees believes that the reorganization will benefit shareholders of the Reorganizing Fund.

Effective as of the close of business on July 27, 2012, the Reorganizing Fund will be closed to new investors. It is anticipated that during the third quarter of 2012, provided consent is obtained from the majority shareholder of the Reorganizing Fund. Reorganizing Fund shareholders will receive an information statement/prospectus providing them with information about the reorganization and the Acquiring Fund. The reorganization is expected to take place on or about September 28, 2012. Additionally, the Reorganizing Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the reorganization.

Investments in The Global Real Estate Securities Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of The Global Real Estate Securities Portfolio, the repayment of capital from The Global Real Estate Securities Portfolio, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated July 27, 2012.